February 25, 2002
                   As Supplemented April 3, 2002 and May 13, 2002


                   EQUITY FUNDS                    INCOME FUNDS
                   Janus Enterprise Fund           Janus Flexible Income Fund
                   Janus Mercury Fund              Janus Federal Tax-Exempt Fund
                   Janus Special Situations Fund   Janus High-Yield Fund
                   Janus Strategic Value Fund      Janus Short-Term Bond Fund
                   Janus Orion Fund
                   Janus Fund 2
                   Janus Global Value Fund
                   Janus Core Equity Fund
                   (formerly Janus Equity Income Fund)
                   Janus Growth and Income Fund
                   Janus Balanced Fund


                         JANUS EQUITY AND INCOME FUNDS

                      Statement of Additional Information

     This Statement of Additional Information ("SAI") pertains to the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust. Janus Core Equity Fund was formerly known as Janus Equity Income Fund. The name change was effective July 31, 2001.

     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated February 25, 2002, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from the Trust on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, on janus.com, by calling 1-800-525-3713, or by writing the Funds at the address shown on the back cover of this SAI.

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TABLE OF CONTENTS
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                Classification, Portfolio Turnover,
                Investment Policies and Restrictions,
                and Investment Strategies and Risks.............    2
                Investment Adviser..............................   43
                Custodian, Transfer Agent
                and Certain Affiliations........................   51
                Portfolio Transactions and Brokerage............   53
                Trustees and Officers...........................   60
                Purchase of Shares..............................   70
                   Net Asset Value Determination................   70
                   Reinvestment of Dividends and Distributions..   71
                Redemption of Shares............................   73
                Shareholder Accounts............................   74
                   Online and Telephone Transactions............   74
                   Systematic Redemptions.......................   74
                Tax-Deferred Accounts...........................   75
                Income Dividends,
                Capital Gains Distributions and Tax Status......   77
                Principal Shareholders..........................   79
                Miscellaneous Information.......................   81
                   Shares of the Trust..........................   81
                   Shareholder Meetings.........................   82
                   Voting Rights................................   82
                   Master/Feeder Option.........................   83
                   Independent Accountants......................   83
                   Registration Statement.......................   83
                Performance Information.........................   84
                Financial Statements............................   90
                Appendix A......................................   91

CLASSIFICATION, PORTFOLIO TURNOVER, INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
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CLASSIFICATION

               Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Janus Enterprise Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Orion Fund and Janus Global Value Fund intend to operate in a nondiversified manner. Each of these Funds may at times, however, operate in a diversified manner if market conditions warrant. The nondiversified Funds will be operated in a manner consistent with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"). Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund are diversified funds.

PORTFOLIO TURNOVER

               For the fiscal year ended October 31, 2001, Janus Orion Fund's portfolio turnover rate varied significantly from its portfolio turnover rate for the fiscal year ended October 31, 2000 due to market and general economic conditions.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

               The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of
               (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund) are present or represented by proxy. The following policies are fundamental policies of the Funds. Each of these policies applies to all of the Funds, except policy (1), which applies only to the Funds specifically listed in that policy.

               (1) With respect to 75% of its total assets, Janus Mercury Fund, Janus Fund 2, Janus Core Equity Fund, Janus Growth and Income Fund, Janus Balanced Fund, Janus Flexible Income Fund, Janus Federal Tax-Exempt Fund, Janus High-Yield Fund and Janus Short-Term Bond Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

               Each Fund may not:

               (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. government securities). This policy does not apply to Janus Federal Tax-Exempt Fund regarding municipal obligations only. For the purposes of this limitation only, industrial development bonds issued by nongovernmental users shall not be deemed to be municipal obligations. Industrial development bonds shall be classified according to the industry of the entity that has the ultimate responsibility for the payment of principal and interest on the obligation.

               (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

               (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

               (7) Borrow money except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

               As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such Fund.

               The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

               (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

               (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

               (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

               (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

               (f) The Funds may not invest in companies for the purpose of exercising control of management.

               Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital Management LLC ("Janus Capital") serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

               For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

               For the purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single industry are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

               JANUS BALANCED FUND. As an operational policy, at least 25% of the assets of Janus Balanced Fund normally will be invested in fixed-income senior securities.

               JANUS FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               JANUS FEDERAL TAX-EXEMPT FUND. As a fundamental policy, this Fund will normally invest at least 80% of its net assets in securities whose income is not subject to federal income taxes, including the alternative minimum tax.

               JANUS SHORT-TERM BOND FUND. As an operational policy, under normal circumstances, this Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio manager may consider estimated prepayment dates or call dates of certain securities in computing the portfolio's effective maturity.

INVESTMENT STRATEGIES AND RISKS

Cash Position

               As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

               Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the security and the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

               If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

               Each of the Funds may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

               Under procedures adopted by the Trustees, the Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but it will generally call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the SEC. Cash collateral may be invested in money market funds advised by Janus to the extent consistent with exemptive relief obtained from the SEC.

Foreign Securities

               Within the parameters of its specific investment policies, each Fund may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities, because the Funds' performance may depend on issues other than the performance of a particular company. These issues include:

               CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar denominated securities of foreign issuers may also be affected by currency risk.

               POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

               REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices applicable to domestic issuers and there may be less publicly available information about foreign issuers.

               MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

               TRANSACTION COSTS. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Short Sales

               Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

               The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

Zero Coupon, Step Coupon and Pay-In-Kind Securities

               Each Fund may invest up to 10% (without limit for Janus High-Yield Fund and Janus Flexible Income Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

               Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

               Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

               The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

               Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

               Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

               Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. These obligations are likely to involve unscheduled prepayments of principal.

Investment Company Securities

               From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

               The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

               Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectuses.

Municipal Obligations

               The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. Janus Federal Tax-Exempt Fund may, at times, invest more than 25% of the value of its assets in industrial development bonds, a type of revenue bond which, although issued by a public authority, may be backed only by the credit and security of a private issuer, thus presenting a greater credit risk.

               The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by among other things the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

               Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

               VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

               In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

               STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

               TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

               INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or its NAV could decline by the use of inverse floaters.

               STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

               The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolios.

Repurchase and Reverse Repurchase Agreements

               In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

               A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

               Janus Flexible Income Fund and Janus High-Yield Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, except Janus Core Equity Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

               Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

               A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

               FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

               DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

               OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

               FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

               The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

               The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

               Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

               A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of individual securities or the securities markets generally, or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

               If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

               The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

               Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Fund's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

               The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

               Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

               Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

               OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

               The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

               The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

               The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

               FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

               The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

               These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

               The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

               While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

               OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

               Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

               The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

               Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

               The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

               The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

               OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

               A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

               A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

               The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

               The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

               The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

               In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

               A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

               An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

               A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

               The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

               A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

               A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

               EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

               SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

               The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

               There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

               ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

               Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

               The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

               In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions,

               (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

               As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

               The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Trustees who are not affiliated with Janus Capital, costs of preparing, printing and mailing the Funds' Prospectuses and SAI to current shareholders and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

               Each of the Equity Funds have agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund.

               Janus High Yield Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.75% of the first $300 million of average daily net assets of the Fund and 0.65% of the average daily net assets in excess of $300 million. Janus Flexible Income Fund and Janus Short-Term Bond Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million. Janus Federal Tax-Exempt Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.60% of the first $300 million of average daily net assets of the Fund and 0.55% of the average daily net assets in excess of $300 million. Janus Capital has agreed by contract to waive the advisory fee payable by any of the Fixed-Income Funds in an amount equal to the amount, if any, that such Fund's normal operating expenses chargeable to its income account in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 1% of the average daily net assets for a fiscal year for Janus Flexible Income Fund and Janus High-Yield Fund and 0.65% of the average daily net assets for a fiscal year for Janus Short-Term Bond Fund and Janus Federal Tax-Exempt Fund. Janus Capital has agreed to continue such waivers until at least the next annual renewal of the advisory agreement.

               The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal periods of each Fund. The information below is for fiscal periods ended October 31. The information presented in the table below reflects the management fees in effect during each of the periods shown.

                                 2001                     2000(1)                      1999
                       ------------------------   ------------------------   ------------------------
Fund Name              Advisory Fees    Waiver    Advisory Fees    Waiver    Advisory Fees    Waiver
-----------------------------------------------------------------------------------------------------
Janus Enterprise Fund   $31,579,339       -       $ 47,327,307       -        $ 7,724,455       -
Janus Mercury Fund      $73,061,347       -       $103,376,727       -        $34,579,777       -
Janus Special
  Situations Fund       $ 8,604,180       -       $ 11,046,610       -        $ 6,903,567       -
Janus Strategic Value
  Fund                  $17,326,328       -       $ 12,410,248(2)    -                N/A       -
Janus Orion Fund        $ 4,953,922       -       $  2,393,411(3)    -                N/A       -
Janus Fund 2            $ 2,540,859(4)    -                N/A       -                N/A       -
Janus Global Value
  Fund                  $   122,058(5)    -                N/A       -                N/A       -
Janus Core Equity
  Fund(6)               $ 5,690,845       -       $  6,724,651       -        $ 4,084,064       -
Janus Growth and
  Income Fund           $50,426,105       -       $ 55,928,716       -        $28,839,302       -
Janus Balanced Fund     $30,309,706               $ 26,568,643       -        $13,099,760       -
Janus Flexible Income
  Fund                  $ 6,609,724       -       $  6,558,853       -        $ 7,263,539       -
Janus Federal
  Tax-Exempt Fund       $   630,395    $394,781   $    466,766    $271,741    $   614,197    $352,448
Janus High-Yield Fund   $ 2,783,120       -       $  2,140,904    $ 35,287    $ 2,217,408    $ 75,922
Janus Short-Term Bond
  Fund                  $ 1,814,236    $913,061   $    837,123    $475,646    $   883,230    $504,515

(1) Effective January 31, 2000, the management fee paid by each Equity Fund was changed to 0.65% of the average daily net assets of such Fund.
(2) February 29, 2000 (inception) to October 31, 2000.
(3) June 30, 2000 (inception) to October 31, 2000.
(4) December 29, 2000 (inception) to October 31, 2001.
(5) June 29, 2001 (inception) to October 31, 2001.
(6) Formerly, Janus Equity Income Fund.

               Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

               Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

               In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

               In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

               - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

               - the terms of each Advisory Agreement;

               - the scope and quality of the services that Janus Capital has been providing to the Funds;

               - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

               - the total expense ratio of each Fund and of comparable funds managed by other advisers;

               - compensation payable by the Funds to affiliates of Janus
                 Capital for other services;

               - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

               - Janus Capital's use of the Funds' portfolio brokerage
                 transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

               Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

               With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio manager believes the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group"), based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. If, however, the portfolio manager intends to build a long-term position in the company and purchases securities in both the initial offering and in the immediate aftermarket, then all participating portfolio managers' clients will receive the same proportion of IPO shares to aftermarket shares, resulting in a blended price equal to the average price paid for all IPO and immediate aftermarket shares. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating manager's accounts in the IPO Group corresponding to the IPO Classification, subject to a de minimis standard. In situations where a portfolio manager wants to take a small position in a security, an exception to this de minimis standard may be allowed. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

               Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots, and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to a portfolio manager who is instrumental in originating or developing an investment opportunity or to comply with a portfolio manager's request to ensure that his or her accounts receive sufficient securities to satisfy specialized investment objectives.

               Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

               Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

               The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics, which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available from the SEC through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

               In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

               The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------

               State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

               Janus Services LLC, P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services to the Funds. For transfer agency and other services, Janus Services receives a fee calculated at an annual rate of 0.16% of average net assets of each Fund and, in addition, $4 per open shareholder account in each Fund. In addition, the Funds pay DST Systems, Inc. ("DST"), a subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurred in mailing Fund shareholder transaction confirmations.

               Prior to June 1, 2001, the Funds also paid DST a monthly base fee for the use of its portfolio and fund accounting system, of $265 to $1,323 per month based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month). Effective June 1, 2001, State Street Bank and Trust Company acquired the portfolio and fund accounting system of DST.

               The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund portfolio transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

               Janus Distributors LLC, 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

               Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

               Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider the value of research products or services provided by broker-dealers as a factor in selecting brokers and dealers and in negotiating commissions. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

               For the fiscal period ended October 31, 2001, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name                                                      Commissions   Transactions
-----------------------------------------------------------------------------------------
Janus Enterprise Fund                                          $  491,759    $244,822,707
Janus Mercury Fund                                             $1,295,645    $857,440,917
Janus Special Situations Fund                                  $  128,351    $ 77,368,297
Janus Strategic Value Fund                                     $  418,043    $289,305,821
Janus Orion Fund                                               $  129,294    $ 81,326,431
Janus Fund 2(1)                                                $  173,224    $ 82,642,634
Janus Global Value Fund(2)                                     $      584    $    245,654
Janus Core Equity Fund(3)                                      $  114,571    $ 88,811,163
Janus Growth and Income Fund                                   $  341,974    $182,956,760
Janus Balanced Fund                                            $  303,101    $197,652,773

(1) December 29, 2000 (inception) to October 31, 2001.
(2) June 29, 2001 (inception) to October 31, 2001.
(3) Formerly, Janus Equity Income Fund.
Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

               Janus Capital may use research products and services in servicing other accounts in addition to the Funds. Fixed-income related research products and services may be paid for by commissions generated by equity trades. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

               Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior execution and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

               Janus Capital may consider sales of Fund shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

               When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

               The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

               The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal periods ending on October 31st of each year:

Fund Name                                           2001          2000           1999
----------------------------------------------------------------------------------------
Janus Enterprise Fund                            $  803,218    $ 4,583,253    $1,437,645
Janus Mercury Fund                               $1,956,037    $13,866,778    $7,635,143
Janus Special Situations Fund                    $  177,235    $ 3,001,448    $2,062,789
Janus Strategic Value Fund                       $  621,938    $ 7,156,098(1)        N/A
Janus Orion Fund                                 $  240,695    $   998,890(2)        N/A
Janus Fund 2                                     $  225,412(3)         N/A           N/A
Janus Global Value Fund                          $    5,535(4)         N/A           N/A
Janus Core Equity Fund(5)                        $  129,018    $ 1,355,115    $  493,786
Janus Growth and Income Fund                     $  586,980    $ 5,807,271    $3,425,984
Janus Balanced Fund                              $  451,600    $ 3,466,502    $1,046,051
Janus Flexible Income Fund                           -         $    22,597    $    5,000
Janus High-Yield Fund                                -         $     6,633    $   12,353
Janus Federal Tax-Exempt Fund                        -         $        68        -
Janus Short-Term Bond Fund                                          -         $    1,411

(1) February 29, 2000 (inception) to October 31, 2000.
(2) June 30, 2000 (inception) to October 31, 2000.
(3) December 29, 2000 (inception) to October 31, 2001.
(4) June 29, 2001 (inception) to October 31, 2001.
(5) Formerly, Janus Equity Income Fund.

               Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                    Commission Paid
                                  through DSTS for the
                                      Period Ended       Reduction of    % of Total     % of Total
Fund Name                          October 31, 2001*      Expenses*     Commissions+   Transactions
----------------------------------------------------------------------------------------------------
Janus Enterprise Fund                    $66,888           $50,179          8.33%          7.79%
Janus Mercury Fund                       $29,688           $22,272          1.52%          2.48%
Janus Special Situations Fund            $18,950           $14,216         10.69%          6.51%
Janus Strategic Value Fund               $56,298           $42,234          9.05%         11.43%
Janus Orion Fund                         $13,472           $10,106          5.60%          2.74%
Janus Fund 2(1)                          $ 4,500           $ 3,376          2.00%          4.95%
Janus Global Value Fund(2)               $   933           $   700         16.86%         10.46%
Janus Core Equity Fund(3)                $12,637           $ 9,480          9.80%          8.36%
Janus Growth and Income Fund             $37,480           $28,117          6.39%         11.33%
Janus Balanced Fund                      $41,217           $30,920          9.13%          5.71%

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
+ Differences in the percentage of total commissions versus the percentage of total transactions is due, in part, to variations among share prices and number of shares traded, while average price per share commission rates were substantially the same.
(1) December 29, 2000 (inception) to October 31, 2001.
(2) June 29, 2001 (inception) to October 31, 2001.
(3) Formerly, Janus Equity Income Fund.
Note: Funds that did not execute trades with DSTS during the stated period are not included in the table.

                                Commission Paid                       Commission Paid
                              through DSTS for the                  through DSTS for the
                                  Period Ended       Reduction of       Period Ended       Reduction of
Fund Name                      October 31, 2000*      Expenses*      October 31, 1999*      Expenses*
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund                   N/A                N/A            $   917            $   688
Janus Mercury Fund                  $90,323            $67,743            $77,757            $58,318
Janus Special Situations Fund       $ 5,500            $ 4,125            $24,048            $18,036
Janus Core Equity Fund(1)           $ 8,119            $ 6,089                N/A                N/A
Janus Growth and Income Fund        $77,670            $58,253            $33,857            $25,393
Janus Balanced Fund                 $ 2,448            $ 1,836            $ 3,274            $ 2,456

* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
(1) Formerly, Janus Equity Income Fund.
Note: Funds that did not execute trades with DSTS during the stated periods are not included in the table.

               As of October 31, 2001, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                    Value of
                                            Name of                Securities
Fund Name                                Broker-Dealer                Owned
------------------------------------------------------------------------------
Janus Enterprise Fund          Charles Schwab Corp.                $17,989,045
Janus Enterprise Fund          E*TRADE Group, Inc.                  16,847,302
Janus Mercury Fund             E*TRADE Group, Inc.                  81,743,977
Janus Mercury Fund             Goldman Sachs Group, Inc.            73,485,641
Janus Special Situations Fund  E*TRADE Group, Inc.                  16,681,251
Janus Special Situations Fund  Lehman Brothers Holdings, Inc.       13,531,022
Janus Strategic Value Fund     Lehman Brothers Holdings, Inc.       77,239,285
Janus Orion Fund               E*TRADE Group, Inc.                  19,968,577
Janus Orion Fund               Goldman Sachs Group, Inc.            14,530,335
Janus Growth and Income Fund   Charles Schwab Corp.                 39,978,232
                               Goldman Sachs Group, Inc.            81,481,018
                               Merrill Lynch, Pierce, Fenner and    71,605,113
                                Smith, Inc.
Janus Balanced Fund            Charles Schwab Corp.                 15,833,000
Janus Balanced Fund            J.P. Morgan Securities, Inc.         58,850,199
Janus Balanced Fund            Merrill Lynch, Pierce, Fenner and    16,371,580
                                Smith, Inc.
Janus Balanced Fund            Salomon Smith Barney Holdings,       25,193,150
                                Inc.
Janus High-Yield Fund          Labranche & Company, Inc.             3,240,000
Janus Short-Term Bond Fund     Merrill Lynch, Pierce, Fenner and     9,139,063
                                Smith, Inc.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

               The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years. Each Trustee has served in that capacity since he was originally elected or appointed. In addition, each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Aspen Series and Janus Adviser Series. Collectively, these three registered investment companies consist of 51 series or funds.

               The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary.

--------------------------------------------------------------------------------------------------
                                             TRUSTEES
--------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND           OTHER
                   POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND      HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS            FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------
 Thomas H.         President, 6/69-Present   President, Chairman and  51             N/A
 Bailey*           Chairman                  Chief Executive Officer
 100 Fillmore      and                       of Janus Capital;
 Street            Trustee                   President and Director
 Denver, CO 80206                            of the Janus
 Age 64                                      Foundation. Formerly,
                                             Director (1978-2002) of
                                             Janus Capital
                                             Corporation; and
                                             Director (1997-2001) of
                                             Janus Distributors,
                                             Inc.
--------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------
 Dennis B. Mullen  Trustee    2/71-Present   Private Investor.        51             N/A
 100 Fillmore                                Formerly (1997-1998)
 Street                                      Chief Financial
 Denver, CO 80206                            Officer - Boston Market
 Age 58                                      Concepts, Boston
                                             Chicken, Inc., Golden,
                                             CO (a restaurant chain)
--------------------------------------------------------------------------------------------------

* Mr. Bailey is an "interested person" of the Trust by virtue of his positions with Janus Capital.

--------------------------------------------------------------------------------------------------
                                             TRUSTEES
--------------------------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND           OTHER
                   POSITIONS                 PRINCIPAL OCCUPATIONS    COMPLEX        DIRECTORSHIPS
NAME, AGE AND      HELD WITH  LENGTH OF      DURING THE PAST          OVERSEEN BY    HELD BY
ADDRESS            FUND       TIME SERVED    FIVE YEARS               TRUSTEE        TRUSTEE
--------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CNTD.)
--------------------------------------------------------------------------------------------------
 James T. Rothe    Trustee    1/97-Present   Distinguished Visiting   51             Director,
 100 Fillmore                                Professor of Business,                  Optika, Inc.;
 Street                                      Thunderbird (American                   Director,
 Denver, CO 80206                            Graduate School of                      NeoCore Corp.
 Age 58                                      International
                                             Management), Phoenix,
                                             AZ, and Professor of
                                             Business, University of
                                             Colorado, Colorado
                                             Springs, CO. Formerly
                                             (1988-1999) Principal
                                             of Phillips-Smith
                                             Retail Group, Colorado
                                             Springs, CO (a venture
                                             capital firm)
--------------------------------------------------------------------------------------------------
 William D.        Trustee    6/84-Present   Corporate Vice           51             N/A
 Stewart                                     President and General
 100 Fillmore                                Manager of MKS
 Street                                      Instruments - HPS
 Denver, CO 80206                            Products, Boulder, CO
 Age 57                                      (a manufacturer of
                                             vacuum fittings and
                                             valves)
--------------------------------------------------------------------------------------------------
 Martin H.         Trustee    8/69-Present   Consultant               51             N/A
 Waldinger
 100 Fillmore
 Street
 Denver, CO 80206
 Age 63
--------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Jonathan D.         Executive Vice       2/02-Present        Vice President of Janus Capital.
 Coleman**           President and                            Formerly, Co-Portfolio Manager (1997-
 100 Fillmore        Portfolio Manager                        2000) for Janus Venture Fund and
 Street              Janus Enterprise                         Analyst (1994-1997 and 2000-2002) for
 Denver, CO 80206    Fund                                     Janus Capital Corporation.
 Age 30
---------------------------------------------------------------------------------------------------
 David J.            Executive Vice       8/97-Present        Vice President of Janus Capital.
 Corkins**+          President and                            Formerly, Analyst (1995-1997) for
 100 Fillmore        Portfolio Manager                        Janus Capital Corporation.
 Street              Janus Growth and
 Denver, CO 80206    Income Fund
 Age 35
---------------------------------------------------------------------------------------------------
 David C. Decker**   Executive Vice       9/96-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Assistant Vice President
 Street              Portfolio Manager                        (1996-1997) of Janus Capital
 Denver, CO 80206    Janus Special                            Corporation.
 Age 35              Situations Fund
                     Janus Strategic
                     Value Fund
---------------------------------------------------------------------------------------------------
 Warren B. Lammert,  Executive Vice       2/93-Present        Vice President of Janus Capital.
 III**+              President and
 100 Fillmore        Portfolio Manager
 Street              Janus Mercury Fund
 Denver, CO 80206
 Age 40
---------------------------------------------------------------------------------------------------
 Sharon S.           Executive Vice       1/01-Present        Vice President of Janus Capital.
 Pichler**           President and
 100 Fillmore        Portfolio Manager
 Street              Janus Federal Tax-
 Denver, CO 80206    Exempt Fund
 Age 52
---------------------------------------------------------------------------------------------------
 Karen L. Reidy**    Executive Vice       1/00-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Analyst (1995-1999) of
 Street              Portfolio Manager                        Janus Capital Corporation.
 Denver, CO 80206    Janus Balanced Fund
 Age 34              Janus Core Equity
                     Fund
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital. + Mr. Lammert and Mr. Corkins are related by marriage.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Sandy R.            Executive Vice       12/95-Present       Vice President of Janus Capital.
 Rufenacht, Jr.**    President and                            Formerly, Portfolio Manager (1996-
 100 Fillmore        Portfolio Manager                        1998) of Janus Flexible Income Fund
 Street              Janus High-Yield                         and Assistant Vice President (1996-
 Denver, CO 80206    Fund                                     1997) of Janus Capital Corporation.
 Age 36              Janus Short-Term
                     Bond Fund
---------------------------------------------------------------------------------------------------
 Ron Sachs**         Executive Vice       4/00-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Analyst (1996-2000) for
 Street              Portfolio Manager                        Janus Capital Corporation.
 Denver, CO 80206    Janus Orion Fund
 Age 34
---------------------------------------------------------------------------------------------------
 John H.             Executive Vice       9/00-Present        Vice President of Janus Capital.
 Schreiber**         President and                            Formerly, Analyst (1997-2000) for
 100 Fillmore        Portfolio Manager                        Janus Capital Corporation and Analyst
 Street              Janus Fund 2                             (1995- 1997) for Fidelity
 Denver, CO 80206                                             Investments.
 Age 32
---------------------------------------------------------------------------------------------------
 Ronald V.           Executive Vice       7/92-Present        Vice President of Janus Capital.
 Speaker**           President and                            Formerly, Portfolio Manager (1995-
 100 Fillmore        Portfolio Manager                        1998) of Janus High-Yield Fund.
 Street              Janus Flexible
 Denver, CO 80206    Income Fund
 Age 37
---------------------------------------------------------------------------------------------------
 Jason P. Yee**      Executive Vice       3/01-Present        Vice President of Janus Capital.
 100 Fillmore        President and                            Formerly, Portfolio Manager and
 Street              Portfolio Manager                        Managing Director (1996-2000) for Bee
 Denver, CO 80206    Janus Global Value                       & Associates and Analyst (2000- 2001)
 Age 32              Fund                                     for Janus Capital Corporation.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Thomas A. Early**   Vice President and   3/98-Present        Vice President, General Counsel,
 100 Fillmore        General Counsel                          Secretary and Interim Director of
 Street                                                       Janus Capital; Vice President,
 Denver, CO 80206                                             General Counsel, Secretary and
 Age 47                                                       Director of Janus Services LLC, Janus
                                                              Capital International LLC, Janus
                                                              Institutional Services LLC, and Janus
                                                              International Holding LLC; Vice
                                                              President, General Counsel and
                                                              Director to Janus International
                                                              (Asia) Limited and Janus
                                                              International Limited; Vice
                                                              President, General Counsel and
                                                              Secretary to Janus Distributors LLC
                                                              and the Janus Foundation; and
                                                              Director for Janus Capital Trust
                                                              Manager Limited and Janus World
                                                              Funds. Formerly, Director of Janus
                                                              Distributors, Inc. (2001) and
                                                              Executive Vice President and General
                                                              Counsel/Mutual Funds (1994-1998) of
                                                              Prudential Insurance Company.
---------------------------------------------------------------------------------------------------
 Bonnie M. Howe**    Vice President       12/99-Present       Vice President and Assistant General
 100 Fillmore                                                 Counsel to Janus Capital, Janus
 Street                                                       Distributors LLC and Janus Services
 Denver, CO 80206                                             LLC. Formerly, Assistant Vice
 Age 36                                                       President (1997-1999) and Associate
                                                              Counsel (1995-1999) for Janus Capital
                                                              Corporation and Assistant Vice
                                                              President (1998-2000) for Janus
                                                              Service Corporation.
---------------------------------------------------------------------------------------------------
 Kelley Abbott       Vice President and   12/99-Present       Vice President and Assistant General
 Howes**             Secretary                                Counsel of Janus Capital, Janus
 100 Fillmore                                                 Distributors LLC and Janus Services
 Street                                                       LLC. Formerly, Assistant Vice
 Denver, CO 80206                                             President (1997-1999) of Janus
 Age 36                                                       Capital Corporation; Chief Compliance
                                                              Officer, Director and President
                                                              (1997-1999) of Janus Distributors
                                                              Inc.; and Assistant Vice President
                                                              (1998-2000) of Janus Service
                                                              Corporation.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.


---------------------------------------------------------------------------------------------------
                                             OFFICERS
---------------------------------------------------------------------------------------------------
                                          TERM OF OFFICE*
NAME, AGE AND        POSITIONS HELD WITH  AND LENGTH OF TIME  PRINCIPAL OCCUPATIONS DURING THE PAST
ADDRESS              FUND                 SERVED              FIVE YEARS
---------------------------------------------------------------------------------------------------
 Glenn P.            Treasurer and Chief  1/96-Present        Vice President of Janus Capital.
 O'Flaherty**        Accounting Officer                       Formerly, Director of Fund Accounting
 100 Fillmore                                                 (1991-1997) of Janus Capital
 Street                                                       Corporation.
 Denver, CO 80206
 Age 43
---------------------------------------------------------------------------------------------------
 Loren M. Starr**    Vice President and   9/01-Present        Vice President of Finance, Treasurer,
 100 Fillmore        Chief Financial                          Chief Financial Officer and Interim
 Street              Officer                                  Director of Janus Capital; Vice
 Denver, CO 80206                                             President of Finance, Treasurer and
 Age 40                                                       Chief Financial Officer of Janus
                                                              Services LLC and Janus International
                                                              Limited; Vice President of Finance,
                                                              Treasurer, Chief Financial Officer
                                                              and Director of Janus Distributors
                                                              LLC, Janus Capital International LLC,
                                                              Janus Institutional Services LLC and
                                                              Janus International Holding LLC; and
                                                              Director of Janus Capital Trust
                                                              Manager Limited and Janus World
                                                              Funds. Formerly, Managing Director,
                                                              Treasurer and Head of Corporate
                                                              Finance and Reporting (1998-2001) for
                                                              Putnam Investments; and Senior Vice
                                                              President of Financial Planning and
                                                              Analysis (1996-1998) for Lehman
                                                              Brothers, Inc.
---------------------------------------------------------------------------------------------------
 Heidi J. Walter**   Vice President       4/00-Present        Vice President and Assistant General
 100 Fillmore                                                 Counsel to Janus Capital and Janus
 Street                                                       Services LLC. Formerly, Vice
 Denver, CO 80206                                             President and Senior Legal Counsel
 Age 34                                                       (1995-1999) for Stein Roe & Farnham,
                                                              Inc.
---------------------------------------------------------------------------------------------------

 * Officers are elected annually by the Trustees for a one-year term.
** "Interested person" of the Trust by virtue of positions with Janus Capital.

               The Trustees are responsible for major decisions relating to each Fund's objective(s), policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although they do not actively participate on a regular basis in making such decisions. The Board of Trustees has five standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Money Market Committee, Nominating and Governance Committee and Pricing Committee. Information about each of these committees is provided in the following table:

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                                            HELD DURING LAST
                        FUNCTIONS                   MEMBERS                 FISCAL YEAR
--------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE        Reviews the financial       Martin H. Waldinger               4
                        reporting process, the      (Chairman)
                        system of internal          William D. Stewart
                        control, the audit          Dennis B. Mullen
                        process, and the Trusts'
                        process for monitoring
                        compliance with investment
                        restrictions and
                        applicable laws and the
                        Trusts' Code of Ethics.
--------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE    Reviews and makes           James T. Rothe                    5
                        recommendations regarding   (Chairman)
                        matters related to the      William D. Stewart
                        Trusts' use of brokerage    Dennis B. Mullen
                        commissions and placement
                        of portfolio transactions.
--------------------------------------------------------------------------------------------------
 MONEY MARKET           Reviews various matters     William D. Stewart                4
 COMMITTEE              related to the operations   (Chairman)
                        of the Janus Money Market   Dennis B. Mullen
                        Funds, including            James T. Rothe
                        compliance with each
                        Trust's Money Market Fund
                        Procedures.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                            NUMBER OF MEETINGS
                                                                            HELD DURING LAST
                        FUNCTIONS                   MEMBERS                 FISCAL YEAR
--------------------------------------------------------------------------------------------------
 NOMINATING AND         Identifies and recommends   Dennis B. Mullen                  3
 GOVERNANCE COMMITTEE   individuals for Trustee     (Chairman)
                        membership, consults with   William D. Stewart
                        Management in planning      Martin H. Waldinger
                        Trustee meetings, and
                        oversees the
                        administration of, and
                        ensures the compliance
                        with, the Governance
                        Procedures and Guidelines
                        adopted by the Trusts.
--------------------------------------------------------------------------------------------------
 PRICING COMMITTEE      Determines the fair value   William D. Stewart                15
                        of restricted securities    (Chairman)
                        and other securities for    Dennis B. Mullen
                        which market quotations     James T. Rothe
                        are not readily available,
                        pursuant to procedures
                        adopted by the Trustees.
--------------------------------------------------------------------------------------------------

               The table below gives the dollar range of Shares of each Fund described in this SAI, as well as the aggregate dollar range of shares of all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2001.

---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------
 THOMAS H. BAILEY    Janus Enterprise Fund              $10,001-$50,000         Over $100,000
                     Janus Mercury Fund                   Over $100,000
                     Janus Special Situations Fund        Over $100,000
                     Janus Strategic Value Fund           Over $100,000
                     Janus Orion Fund                     Over $100,000
                     Janus Fund 2                         Over $100,000
                     Janus Global Value Fund              Over $100,000
                     Janus Core Equity Fund               Over $100,000
                     Janus Growth and Income Fund         Over $100,000
                     Janus Balanced Fund                $10,001-$50,000
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                          AGGREGATE DOLLAR RANGE OF
                                                                          EQUITY SECURITIES IN ALL
                                                                          REGISTERED INVESTMENT
                     DOLLAR RANGE OF EQUITY                               COMPANIES OVERSEEN BY
NAME OF TRUSTEE      SECURITIES IN THE FUNDS                              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN    Janus Enterprise Fund             $50,001-$100,000         Over $100,000
                     Janus Mercury Fund                   Over $100,000
                     Janus Special Situations Fund     $50,001-$100,000
                     Janus Strategic Value Fund        $50,001-$100,000
                     Janus Orion Fund                  $50,001-$100,000
                     Janus Fund 2                      $50,001-$100,000
                     Janus Global Value Fund              Over $100,000
                     Janus Growth and Income Fund         Over $100,000
---------------------------------------------------------------------------------------------------
 JAMES T. ROTHE      Janus Enterprise Fund              $10,001-$50,000         Over $100,000
                     Janus Fund 2                       $10,001-$50,000
---------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART  Janus Enterprise Fund                   $1-$10,000         Over $100,000
                     Janus Flexible Income Fund              $1-$10,000
                     Janus Mercury Fund                $50,001-$100,000
                     Janus Special Situations Fund           $1-$10,000
                     Janus Orion Fund                        $1-$10,000
---------------------------------------------------------------------------------------------------
 MARTIN H.           Janus Strategic Value Fund         $10,001-$50,000         Over $100,000
 WALDINGER           Janus Orion Fund                  $50,001-$100,000
---------------------------------------------------------------------------------------------------

               As of December 31, 2001, none of the Trustees or their immediate family members owned shares of Janus Capital, Janus Distributors LLC, or their control persons.

               The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds.

                                              Aggregate Compensation       Total Compensation
                                                From the Funds for      From the Janus Funds for
                                                Fiscal year ended         calendar year ended
Name of Person, Position                         October 31, 2001         December 31, 2001***
-------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                   $0                          $0
William D. Stewart, Trustee**                        $32,035                    $185,000
Dennis B. Mullen, Trustee**                          $29,872                    $185,000
Martin H. Waldinger, Trustee**                       $32,328                    $185,000
James T. Rothe, Trustee**                            $29,677                    $185,000

  * Mr. Bailey is an interested person of the Funds and Janus Capital and is compensated by Janus Capital.
 ** Independent Trustee.
*** As of December 31, 2001, Janus Funds consisted of three registered investment companies comprised of a total of 51 funds.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

               Shares of the Funds are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE") next occurring after a purchase order is received and accepted by a Fund. The Shareholder's Manual section of the Funds' Prospectuses contains detailed information about the purchase of shares.

NET ASSET VALUE DETERMINATION

               As stated in the Funds' Prospectuses, the net asset value ("NAV") of Fund shares is determined once each day the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of Fund shares is not determined on days the NYSE is closed. The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the Nasdaq National Market and foreign markets are generally valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures").

               Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the exchange or market on which that security is traded, and before the Fund calculates its NAV per share, then that security may be valued in good faith under the Valuation Procedures.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

               If investors do not elect online at janus.com, in writing or by phone to receive their dividends and distributions in cash, all income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the payment date. Checks for cash dividends and distributions and confirmations of reinvestments are usually mailed to shareholders within ten days after the record date. Any election of the manner in which a shareholder wishes to receive dividends and distributions (which may be made online at janus.com or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Changes to distribution options must be received at least three days prior to the record date to be effective for such date. Investors receiving cash distributions and dividends may elect online at janus.com, in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------

               Procedures for selling shares are set forth in the Shareholder's Manual section of the Funds' Prospectuses. Shares normally will be sold for cash, although each Fund retains the right to sell some or all of its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Purchase of Shares - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

               The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

               Detailed information about the general procedures for shareholder accounts and specific types of accounts is set forth in the Funds' Prospectuses and at janus.com. Applications for specific types of accounts may be obtained by visiting janus.com, calling a Janus Representative or writing to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375.

ONLINE AND TELEPHONE TRANSACTIONS

               As stated in the Prospectuses, shareholders may initiate a number of transactions at janus.com and by telephone. The Funds, their transfer agent and their distributor disclaim responsibility for the authenticity of instructions received at janus.com and by telephone. Such entities will employ reasonable procedures to confirm that instructions communicated online at janus.com and by telephone are genuine. Such procedures may include, among others, requiring personal identification prior to acting upon online and telephone instructions, providing written confirmation of online and telephone transactions and tape recording telephone conversations.

SYSTEMATIC REDEMPTIONS

               As stated in the Shareholder's Manual section of the Prospectuses, if you have a regular account or are eligible for distributions from a retirement plan, you may establish a systematic redemption option. The payments will be made from the proceeds of periodic redemptions of shares in the account at the NAV. Depending on the size or frequency of the disbursements requested, and the fluctuation in value of a Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account. Either an investor or a Fund, by written notice to the other, may terminate the investor's systematic redemption option without penalty at any time.

               Information about requirements to establish a systematic redemption option may be obtained by visiting janus.com, calling a Janus Representative or writing the Funds.

TAX-DEFERRED ACCOUNTS
--------------------------------------------------------------------------------

               The Funds offer several different types of tax-deferred accounts that an investor may establish to invest in Fund shares, depending on rules prescribed by the Code. Traditional and Roth Individual Retirement Accounts may be used by most individuals who have taxable compensation. Simplified Employee Pensions and Defined Contribution Plans (Profit Sharing or Money Purchase Pension Plans) may be used by most employers, including corporations, partnerships and small business owners (including sole proprietors), for the benefit of business owners and their employees. In addition, the Funds offer a Section 403(b)(7) Plan for employees of educational organizations and other qualifying tax-exempt organizations. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

               Contributions under Traditional and Roth IRAs, SEPs, Defined Contribution Plans and Section 403(b)(7) Plans are subject to specific contribution limitations. Generally, such contributions may be invested at the direction of the participant.

               Distributions from tax-deferred retirement accounts may be subject to ordinary income tax and may be subject to an additional 10% tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose. Additionally, shareholders generally must start withdrawing retirement plan assets no later than April 1 of the year after they reach age 70 1/2. Several exceptions to these general rules may apply and several methods exist to determine the amount and timing of the minimum annual distribution (if any). Shareholders should consult with their tax adviser or legal counsel prior to receiving any distribution from any tax-deferred account, in order to determine the income tax impact of any such distribution.

               Coverdell Education Savings Accounts (formerly Education IRAs) allow individuals, subject to certain income limitations, to contribute up to $2,000 annually on behalf of any child under the age of 18. Contributions are also allowed on behalf of children with special needs beyond age 18. Distributions are generally subject to income tax if not used for qualified education expenses.

               To receive additional information about Traditional and Roth IRAs, SEPs, Defined Contribution Plans, Section 403(b)(7) Plans and Coverdell Education Savings Accounts along with the necessary materials to establish an account, please visit janus.com, call a Janus Representative or write to the Funds at P.O. Box 173375, Denver, Colorado 80217-3375. No contribution to a Traditional or Roth IRA, SEP, Defined Contribution Plan, Section 403(b)(7) Plan or Coverdell Education Savings Account can be made until the appropriate forms to establish any such plan have been completed.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

               It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended October 31, as defined by the Code, are normally declared and payable to shareholders in December. Janus Enterprise Fund, Janus Mercury Fund, Janus Special Situations Fund, Janus Strategic Value Fund, Janus Orion Fund, Janus Fund 2, Janus Global Value Fund and Janus Core Equity Fund declare and make annual distributions of income (if any); Janus Balanced Fund and Janus Growth and Income Fund declare and make quarterly distributions of income and Janus Flexible Income Fund, Janus High-Yield Fund, Janus Federal Tax-Exempt Fund and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. Janus Federal Tax-Exempt Fund will use the "average annual method" to determine the designated percentage of each distribution that is tax-exempt. Under this method, the percentage of income designated as tax-exempt is based on the percentage of tax-exempt income earned for each annual period, and may be substantially different from the Fund's income that was tax-exempt during any monthly period. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code. Accordingly, a Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. government securities).

               The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

               Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made, foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------

               As of January 31, 2002, the officers and Trustees of the Funds as a group owned less than 1% of the outstanding shares of each of the Funds.

               As of January 28, 2002, Charles Schwab & Co., Inc. ("Schwab"), 101 Montgomery Street, San Francisco, CA 94140-4122, and National Financial Services Co. ("National Financial"), P.O. Box 3908, Church Street Station, New York, NY 10008-3908, owned of record 5% or more of the outstanding shares of the Funds for the exclusive benefit of their customers, as shown below:

Fund Name                                                             Held by Schwab
------------------------------------------------------------------------------------------
Janus Enterprise Fund                                                     14.11%
Janus Mercury Fund                                                        17.55%
Janus Special Situations Fund                                             15.29%
Janus Strategic Value Fund                                                17.78%
Janus Orion Fund                                                          10.77%
Janus Fund 2                                                              22.75%
Janus Global Value Fund                                                   26.16%
Janus Core Equity Fund(1)                                                 18.53%
Janus Growth and Income Fund                                              21.51%
Janus Balanced Fund                                                       18.82%
Janus Flexible Income Fund                                                26.79%
Janus Federal Tax-Exempt Fund                                              8.02%
Janus High-Yield Fund                                                     29.15%
Janus Short-Term Bond Fund                                                 6.82%

Fund Name                                                       Held by National Financial
------------------------------------------------------------------------------------------
Janus Enterprise Fund                                                      7.07%
Janus Mercury Fund                                                         8.27%
Janus Special Situations Fund                                              8.42%
Janus Strategic Value Fund                                                 6.64%
Janus Orion Fund                                                           8.62%
Janus Fund 2                                                               5.04%
Janus Core Equity Fund(1)                                                 10.84%
Janus Growth and Income Fund                                              10.62%
Janus Balanced Fund                                                        7.53%
Janus Flexible Income Fund                                                 8.50%
Janus High-Yield Fund                                                     15.08%
Janus Short-Term Bond Fund                                                 5.26%

(1) Formerly, Janus Equity Income Fund.

               According to information provided by Schwab and National Financial, this ownership is by nominee only and does not represent beneficial ownership of such shares, because they have no investment discretion or voting power with respect to such shares.

               In addition, as of January 28, 2002, more than 5% of the outstanding shares of the following Funds were owned of record by the shareholders listed below:

                                        Shareholder and                  Percentage
Fund                                   Address of Record                 Ownership
---------------------------------------------------------------------------------
Janus Enterprise Fund    FIIOC as Agent for Certain Employee Benefit        7.88%
                         Plans
                         100 Magellan Way, KW1C
                         Covington, KY 41015-1987

                         The Manufacturers Life Insurance Company (USA)     7.28%
                         250 Bloor Street East, 7th Floor
                         Toronto, ON M4W
                         Canada M4W 1E5

Janus Balanced Fund      FIIOC as Agent for Certain Employee Benefit        8.22%
                         Plans
                         100 Magellan Way, KW1C
                         Covington, KY 41015-1987

               To the knowledge of the Funds, no other shareholder owned 5% or more of the outstanding shares of any Fund as of January 28, 2002.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------

               Each Fund is a series of the Trust, a Massachusetts business trust that was created on February 11, 1986. The Trust is an open-end management investment company registered under the 1940 Act. As of the date of this SAI, the Trust offers 25 separate series, three of which currently offer three classes of shares.

               Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

               Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

               The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

               The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies; electing or removing Trustees; making any changes to the Declaration of Trust that would materially adversely affect shareholders' rights; determining whether to bring certain derivative actions; or for any other purpose that requires a shareholder vote under applicable law or the Trust's governing documents, or as the Trustees consider necessary or desirable. The present Trustees were elected at a meeting of shareholders held on January 31, 2002. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act.

VOTING RIGHTS

               As a shareholder, you are entitled to one vote for each dollar of net asset value of the Fund that you own. Generally all Funds vote together as a single group, except where a separate vote of one or more Funds is required by law or where the interests of one or more Funds are affected differently from other Funds. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

               The Trust may in the future seek to achieve a Fund's objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

               The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

               Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in such Fund over periods of 1, 5, and 10 years (up to the life of the Fund) that would equate the initial amount invested to the ending value. These rates of return are quoted using three different measures: (1) average annual total return before taxes; (2) average annual total return after taxes on distributions; and (3) average annual total return after taxes on distribution and redemption. The average annual total return before taxes is calculated based on the following formula: P(1+T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). The average annual total return after taxes on distribution is calculated based on the following formula: P(1+T)(n) = ATV(D) (where P = a hypothetical initial payment of $1,000, T = average annual total return (after taxes on distributions), n = the number of years and ATV(D) = the ending value of a hypothetical $1,000 payment made at the beginning of the period). Average annual total return after taxes on distributions and redemption is calculated based on the following formula: P(1+T)(n) = ATV(DR) (where P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions and redemptions), n = the number of years and ATV(DR) = the ending value of a hypothetical $1,000 payment made at the beginning of the period).

               All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions, less taxes due on such distributions, are reinvested when paid. The taxes due are calculated using the highest individual marginal federal tax rates and capital gains tax rates in effect on the reinvestment date. State and local taxes are not considered. In addition, the formulas do not take into account the effect of the alternative minimum tax or phaseouts of certain tax credits, exemptions and deductions for taxpayers whose adjusted gross income is above a specified amount.

               The average annual total return before taxes of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                         Average Annual Total Return (Before Taxes)
                                 Date        Number      ------------------------------------------
                               Available    of Months       One        Five       Ten      Life of
          Fund Name            for Sale    in Lifetime     Year        Years     Years      Fund
---------------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110      (56.63)%      4.57%       N/A      12.55%
Janus Mercury Fund                5/3/93        102      (46.21)%     12.44%       N/A      16.89%
Janus Special Situations Fund   12/31/96         58      (34.49)%        N/A       N/A      11.78%
Janus Strategic Value Fund       2/29/00         20      (23.61)%        N/A       N/A     (8.47)%
Janus Orion Fund                 6/30/00         16      (40.69)%        N/A       N/A    (38.46)%
Janus Fund 2                    12/29/00         10           N/A        N/A       N/A    (31.70)%(1)
Janus Global Value Fund          6/29/01          4           N/A        N/A       N/A     (3.10)%(2)
Janus Core Equity Fund(3)        6/28/96         64      (21.70)%     14.50%       N/A      16.18%
Janus Growth and Income Fund     5/15/91      125.5      (27.66)%     15.17%    14.94%      16.38%
Janus Balanced Fund               9/1/92        110       (8.83)%     12.94%       N/A      13.79%
Janus Flexible Income Fund        7/7/87        172        12.41%      7.33%     8.88%       8.52%
Janus Federal Tax-Exempt Fund     5/3/93        102         8.80%      5.21%       N/A       5.11%
Janus High-Yield Fund           12/29/95         70         2.23%      5.98%       N/A       8.37%
Janus Short-Term Bond Fund        9/1/92        110         9.50%      6.61%       N/A       5.69%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund

               Average annual total return after taxes on distributions assumes that (1) taxes are paid on distributions at the time of the distribution; (2) shares were held for the entire measurement period; and (3) no taxes have been paid on accumulated capital appreciation. The average annual total return after taxes on distributions of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                         Average Annual Return (After Taxes on
                                                                     Distributions)
                                 Date        Number      --------------------------------------
                               Available    of Months      One        Five     Ten     Life of
          Fund Name            for Sale    in Lifetime     Year      Years    Years      Fund
-----------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110      (56.63)%     3.25%      N/A     11.19%
Janus Mercury Fund                5/3/93        102      (48.03)%     8.87%      N/A     14.00%
Janus Special Situations Fund   12/31/96         58      (35.53)%       N/A      N/A     10.01%
Janus Strategic Value Fund       2/29/00         20      (24.33)%       N/A      N/A    (8.99)%
Janus Orion Fund                 6/30/00         16      (40.76)%       N/A      N/A   (38.51)%
Janus Fund 2                    12/29/00         10           N/A       N/A      N/A   (31.70)%(1)
Janus Global Value Fund          6/29/01          4           N/A       N/A      N/A    (3.10)%(2)
Janus Core Equity Fund(3)        6/28/96         64      (24.06)%    12.56%      N/A     14.31%
Janus Growth and Income Fund     5/15/91      125.5      (28.59)%    12.90%   13.12%     14.61%
Janus Balanced Fund               9/1/92        110      (10.98)%    10.20%      N/A     11.53%
Janus Flexible Income Fund        7/7/87        172         9.68%     4.28%    5.66%      5.33%
Janus Federal Tax-Exempt Fund     5/3/93        102         8.77%     5.17%      N/A      5.07%
Janus High-Yield Fund           12/29/95         70       (0.93)%     2.13%      N/A      4.48%
Janus Short-Term Bond Fund        9/1/92        110         7.40%     4.26%      N/A      3.37%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund

               Average annual total return after taxes on distributions and redemption assumes that (1) taxes are paid at the time of the distribution; (2) shares have been sold at the end of the measurement period; and (3) the long-term capital gains tax rate is applied on accumulated capital appreciation for all periods. If a capital loss would have occurred on liquidation, the loss is recorded as a tax benefit, increasing the return after taxes on distributions and redemption. The average annual total return after taxes on distributions and redemption of each Fund, computed as of October 31, 2001, is shown in the table below:

                                                          Average Annual Total Return (After Taxes on
                                                                 Distributions and Redemption)
                                 Date        Number      ----------------------------------------------
                               Available    of Months       One          Five       Ten       Life of
          Fund Name            for Sale    in Lifetime      Year        Years      Years        Fund
-------------------------------------------------------------------------------------------------------
Janus Enterprise Fund             9/1/92        110       (34.49)%       3.64%        N/A       10.38%
Janus Mercury Fund                5/3/93        102       (26.14)%       9.44%        N/A       13.45%
Janus Special Situations Fund   12/31/96         58       (19.80)%         N/A        N/A        9.45%
Janus Strategic Value Fund       2/29/00         20       (14.30)%         N/A        N/A      (6.93)%
Janus Orion Fund                 6/30/00         16       (24.76)%         N/A        N/A     (30.24)%
Janus Fund 2                    12/29/00         10            N/A         N/A        N/A     (19.31)%(1)
Janus Global Value Fund          6/29/01          4            N/A         N/A        N/A      (1.89)%(2)
Janus Core Equity Fund(3)        6/28/96         64       (11.47)%      11.38%        N/A       12.91%
Janus Growth and Income Fund     5/15/91      125.5       (15.96)%      11.91%     12.13%       13.54%
Janus Balanced Fund               9/1/92        110        (4.74)%       9.38%        N/A       10.56%
Janus Flexible Income Fund        7/7/87        172          7.46%       4.34%      5.58%        5.36%
Janus Federal Tax-Exempt Fund     5/3/93        102          7.17%       5.12%        N/A        5.06%
Janus High-Yield Fund           12/29/95         70          1.35%       2.88%        N/A        4.83%
Janus Short-Term Bond Fund        9/1/92        110          5.73%       4.11%        N/A        3.37%

(1) Cumulative total return from December 29, 2000 (inception) to October 31, 2001.
(2)  Cumulative total return from June 29, 2001 (inception) to October 31, 2001.
(3)  Formerly, Janus Equity Income Fund.

               Quotations of a Fund's yield are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                 YIELD = 2[(a - b + 1)(6) - 1]
                                            -----
                                             cd

               where a = dividend and interest income
                     b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                     d = maximum net asset value per share on the last day of
                         the period

               The tax-equivalent yield used for Janus Federal Tax-Exempt Fund is the rate that an investor would have to earn from a fully taxable investment after taxes to equal the Fund's tax-free yield. Tax-equivalent yields are calculated by dividing a Fund's yield by the result of one minus a stated federal or combined federal and state tax rate. If only a portion of a Funds' yield is tax-exempt, only that portion is adjusted in the calculation. Janus Federal Tax-Exempt Fund may invest a portion of its assets in obligations that are subject to federal income tax. When the Fund invests in these obligations, its tax-equivalent yield will be lower.

               The yield for the 30-day period ending October 31, 2001, for the Fixed-Income Funds is shown below:

Janus Flexible Income Fund                 5.20%
Janus Federal Tax-Exempt Fund              4.15%
Janus High-Yield Fund                      8.17%
Janus Short-Term Bond Fund                 3.34%

               From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's, or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's 400 Midcap Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers High Yield Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORTS

               The following audited financial statements for the period ended October 31, 2001 are hereby incorporated into this SAI by reference to the Funds' Annual Reports dated October 31, 2001:

               Schedules of Investments as of October 31, 2001

               Statements of Operations for the period ended October 31, 2001

               Statements of Assets and Liabilities as of October 31, 2001

               Statements of Changes in Net Assets for the periods ended October 31, 2001 and 2000

               Financial Highlights for each of the periods indicated

               Notes to Financial Statements

               Reports of Independent Accountants

               The portions of such Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------

EXPLANATION OF RATING CATEGORIES

               The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and
                                             interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more
                                             susceptible to the adverse effects
                                             of changing circumstances and
                                             economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit
                                             adequate protection parameters, but
                                             adverse economic conditions or
                                             changing circumstances more likely
                                             to lead to a weakened capacity to
                                             pay principal and interest than for
                                             higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to
                                             meet required interest and
                                             principal payments. BB - lowest
                                             degree of speculation; C - the
                                             highest degree of speculation.
                                             Quality and protective
                                             characteristics outweighed by large
                                             uncertainties or major risk
                                             exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                ----------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade
                                             bond group.
                A........................... Upper-medium grade obligations;
                                             many favorable investment
                                             attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly
                                             secured. Interest and principal
                                             appear adequate for the present but
                                             certain protective elements may be
                                             lacking or may be unreliable over
                                             any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest
                                             and principal payments not well
                                             safeguarded during good and bad
                                             times.
                B........................... Lack characteristics of desirable investment; potentially low
                                             assurance of timely interest and
                                             principal payments or maintenance
                                             of other contract terms over time.
                Caa......................... Poor standing, may be in default;
                                             elements of danger with respect to
                                             principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked
                                             shortcomings.
                C........................... Lowest-rated; extremely poor
                                             prospects of ever attaining
                                             investment standing.

               Unrated securities will be treated as noninvestment grade securities unless a portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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